Performance Commentary | 4th Quarter 2025

Chang Suh, CFA, CEO and CIO

William Pierce, CFA, Senior Portfolio Manager

January 20, 2026

Highlights

Performance Highlights:

●	In 2025, the AFL-CIO Housing Investment Trust (HIT) returned 7.54% gross of fees and 7.20% net of fees, outperforming the Bloomberg US Aggregate Bond Index (Bloomberg Aggregate or Benchmark), which returned 7.30%, by 24 basis points (bps) gross of fees.[1] Lower interest rates and tighter asset spreads drove positive total returns for investment grade fixed income strategies during the year.

●	The HIT returned 1.42% gross of fees and 1.32% net of fees in the fourth quarter, compared to a 1.10% return for the Bloomberg Aggregate. Lower front-end interest rates, driven by two 25 bps cuts by the Federal Reserve, drove positive total returns for investment grade fixed income strategies during the quarter.

●	The HIT’s relative outperformance in the fourth quarter was driven by its overweight to the agency multifamily mortgage sector, which generated the strongest excess return among investment-grade fixed income asset classes, as well as its underweight to corporates, which produced a negative excess return.

Portfolio Highlights:

●	As of December 31, 2025, the HIT offered a yield to worst of 4.81%, a 46-bp yield advantage over the Bloomberg Aggregate, while also maintaining superior credit quality. Approximately 90% of the HIT’s portfolio was invested in government or agency credit, compared to 72% for the Bloomberg Aggregate.

●

During the fourth quarter, the HIT committed $50.8 million across four impact investment projects with a combined total development cost of $225.8 million. For the full year 2025, the HIT committed $463.9 million across thirteen impact investment projects with a combined total development cost of $831.7 million.[2] Impact investments held in the HIT portfolio enhance portfolio yield while also generating affordable housing, union jobs, and broader community benefits.

1 The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

2 Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Building America is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT's portfolio.

2025 Q4 Portfolio Commentary

Market Highlights:

●	The US Treasury yield curve continued to steepen during the quarter, as the 2-year US Treasury yield declined by 13 bps while the 30-year Treasury yield increased by 11 bps. The HIT benefits from a steeper yield curve, as the portfolio is structurally underweight the 20-year and 30-year key rate durations due to the limited issuance of multifamily mortgage-backed securities (MBS) with maturities beyond 10 years.

●	The Federal Reserve reduced its target rate range by 25 bps at both the October and December FOMC meetings, ending 2025 with a target range of 3.50% to 3.75%. Chair Powell cited rising downside risks to employment as a primary justification for the rate cuts. Market expectations reflect an additional 50 bps of rate cuts in 2026, driven by moderating economic momentum and increasing labor market risks. In this environment, high credit quality fixed income strategies should remain attractive given fiscal policy uncertainty and ongoing valuation risks amid still-elevated interest rates.

4th Quarter Performance

Total Return vs. Benchmark
As of December 31, 2025

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

The investment-grade fixed income sector generated positive total returns in the fourth quarter, driven by lower front-end interest rates and tighter asset spreads. The yield curve continued to steepen during the quarter, as short-term rates declined following two 25 bps policy rate cuts by the Federal Reserve, while longer-term rates moved modestly higher. The policy easing reflected growing concerns around downside risks to employment and moderating economic momentum.

For the quarter ended December 31, 2025, the HIT returned 1.42% gross of fees and 1.32% net of fees, compared to a 1.10% return for the Benchmark. The HIT’s relative performance during the quarter benefited from its overweight to agency securitized products, whose excess return surpassed all other asset classes within investment-grade fixed income. Relative results were also

2025 Q4 Portfolio Commentary

supported by the portfolio’s structural underweight to corporates, which produced a negative excess return during the quarter. Agency-insured, fixed-rate single family MBS bonds were the best performing asset class in the Index on an excess return basis for the period; the portfolio’s underweight to this sector was a headwind to relative performance.

Positive contributions to HIT’s 4th Quarter relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s coupon advantage. The portfolio closed the quarter with a coupon return of 1.01% compared to the Benchmark’s 0.96%.

●	The portfolio’s lack of corporate bond exposure. The portfolio is structurally underweight corporate bonds where the average allocation was 23.9% for the Bloomberg Aggregate over the fourth quarter of 2025. Corporate bonds were the worst performing sector in the benchmark.

●	The portfolio’s underweight to Treasuries, the second worst performing asset class in the Bloomberg Aggregate. The HIT had an average allocation of 7.0% to Treasuries during the quarter relative to the Benchmark’s 45.8%.

●	The portfolio’s allocation to agency multifamily MBS relative to the Bloomberg Aggregate as their nominal spreads to Treasuries tightened. Spreads on FHA/Ginnie Mae permanent loan certificates (PLCs), FHA/Ginnie Mae construction loan certificates (CLCs), and Ginnie Mae REMIC structures tightened by approximately 15, 16, and 8 bps respectively. The HIT portfolio had an average allocation of 15.4% to PLCs, 6.4% to CLCs, and 9.3% to Ginnie Mae REMIC’s during the quarter while the Benchmark had none.

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate included:

●	The portfolio’s underweight to agency-insured, fixed-rate single family MBS, the best performing asset class in the Bloomberg Aggregate for the period. The HIT had a 12.8% allocation compared to 24.2% in the Benchmark on average for the quarter.

Fundamentals December 31, 2025	HIT	Bloomberg Aggregate*		HIT	Bloomberg Aggregate*
CREDIT PROFILE			YIELD
US Government/Agency/ AAA/AA/Cash	96.3%	77.1%	Current Yield	4.17%	3.91%
			Yield to Worst	4.81%	4.35%
			Option Adjusted Spread	0.71%	0.27%
INTEREST RATE RISK			CALL RISK
Effective Duration	5.89	5.92	Call Protected	79%	76%

Market Overview

Although the recent government shutdown has ended, investors remain focused on its lingering effects, alongside ongoing concerns about trade policy and tariffs. The three-month moving average of nonfarm payrolls turned negative in October for the first time since June 2020, while the unemployment rate held steady at 4.4% in December and labor force participation edged down slightly to 62.4%. The US economy expanded in the third quarter, with real GDP growing at an annualized rate of 4.3%, up from 3.8% in the second quarter, while core inflation cooled to 2.6% annualized by December. The FOMC cut the federal funds target rate twice during the quarter by

2025 Q4 Portfolio Commentary

25 bps, bringing the range to 3.50%–3.75% at the December meeting, citing rising downside risks to employment and continued disinflation. Market pricing reflects expectations for two additional 25 bps cuts by the end of 2026.

The US housing market, including multifamily production, remains constrained, with home purchase affordability near multi-decade lows amid elevated home prices and mortgage rates at or above 6%. Despite these challenges, the HIT had 41 projects committed or under construction as of December 31, 2025.2

Investment Grade Spreads: Multifamily

Agency multifamily securities delivered strong relative performance in the fourth quarter. Ginnie Mae MBS outperformed GSE multifamily securities and led the sector tighter. Issuance for the quarter increased 15% compared to Q4 2024, reflecting higher volumes as spreads tightened, encouraging borrowers to lock in rates.

●	Spreads on conventional GSE multifamily securities were largely flat to Treasuries during the quarter, as demand kept pace with the increase in supply.

●	Ginnie Mae permanent construction MBS spreads tightened over the quarter, reversing the widening seen in Q2 2025 that resulted from rate volatility following April tariff announcements. These securities remain attractive, offering the widest yield spread of any agency MBS product, providing investors with an opportunity to enhance risk-adjusted income without sacrificing credit quality.

●	Agency multifamily issuance increased in Q4 2025, with issuance totaling $51 billion versus $45 billion in the year-ago quarter. Total agency multifamily issuance for 2025 reached $154 billion, up from $120 billion in 2024 and $115 billion in 2023, though still below 2022’s $160 billion. Continued spread tightening made agency products more appealing to investors.

●	In 2025, Fannie Mae and Freddie Mac each had multifamily loan purchase caps of $73 billion, up from $70 billion in 2024, reflecting an expected expansion in multifamily originations. Both GSEs finished 2025 near their caps, with Freddie Mac issuing $66 billion and Fannie Mae issuing $73 billion. For 2026, the FHFA has increased the purchase caps to $88 billion for each enterprise.

●	FHFA will continue to emphasize affordable housing and traditionally underserved markets, requiring that at least 50% of multifamily business support affordable housing initiatives.

Source: Bloomberg*

2 Includes projects receiving NMTC allocations by HIT subsidiary Building America CDE, Inc. Building America is a portfolio investment of the HIT but, unless otherwise noted, its underlying projects are not held in the HIT's portfolio

2025 Q4 Portfolio Commentary

Market Data

Fourth Quarter Bond Sector Performance*

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
US Treasuries	0.90%	0	5.88
Agencies	1.14%	3	3.43
Single family Agency MBS (RMBS)	1.71%	69	5.63
Corporates	0.84%	-4	6.83
Commercial MBS (CMBS)	1.34%	17	3.87
Asset-backed securities (ABS)	1.25%	16	2.85

Change in Treasury Yields*

Maturity	09/30/25	12/31/25	Change
3 Month	3.932%	3.626%	-0.306%
6 Month	3.836%	3.602%	-0.234%
1 Year	3.614%	3.470%	-0.144%
2 Year	3.608%	3.473%	-0.135%
3 Year	3.619%	3.539%	-0.080%
5 Year	3.741%	3.725%	-0.016%
7 Year	3.929%	3.939%	0.010%
10 Year	4.150%	4.167%	0.017%
20 Year	4.703%	4.793%	0.090%
30 Year	4.731%	4.844%	0.113%

Source: Bloomberg*

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department at 202-331-8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith.

2025 Q4 Portfolio Commentary

Portfolio Data as of December 31, 2025

Net Assets	$7,319.57 million
Portfolio Effective Duration	5.89 years	Convexity	0.200
Portfolio Average Coupon	3.99%	Maturity	10.91
Portfolio Yield to Worst[1]	4.81%	Portfolio Current Yield[3]	4.17%
Number of Holdings	873	Average Price[4]	96.48

Sector Allocations:5

Multifamily MBS	74.85%	CMBS – Agency Multifamily^	70.72%
Agency Single-Family MBS	12.93%	Agency Single-Family MBS	12.93%
US Treasury	6.65%	US Treasury Notes/Bonds	6.65%
AAA Private-Label CMBS	0.00%	State Housing Permanent Bonds	1.82%
Multifamily Direct Const. Loans	3.72%	State Housing Construction Bonds	2.31%
Cash & Short-Term Securities	1.85%	Direct Construction Loans	3.72%
		Cash & Short-Term Securities	1.85%
		^ Includes multifamily MBS (63.84%) and MF Construction MBS (6.88%)

Quality Distribution:[5]		Geographical Distribution of Long-Term Portfolio:[6]
US Government or Agency	90.30%
AAA	0.96%	East	20.07%
AA	3.17%	Midwest	23.34%
A	0.00%	South	10.19%
Not Rated	3.72%	West	11.55%
Cash	1.85%	National Mortgage Pools	34.86%

Portfolio Duration Distribution, by Percentage in Each Category:[5]				Maturity Distribution based on average life:
Cash	1.85%	5-5.99 years	11.90%	0 – 1 year	2.86%
0-0.99 years	9.42%	6-6.99 years	12.41%	1 – 2.99 years	12.71%
1-1.99 years	7.60%	7-7.99 years	10.57%	3 – 4.99 years	20.88%
2-2.99 years	9.17%	8-8.99 years	5.37%	5 – 6.99 years	19.37%
3-3.99 years	9.34%	9-9.99 years	0.72%	7 – 9.99 years	28.93%
4-4.99 years	9.73%	Over 10 years	11.92%	10 – 19.99 years	10.87%
				Greater than 20 years	4.37%

3 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

4 Portfolio market value weighted by current face.

[5] Based on total investments and including unfunded commitments. [6] Excludes cash and short-term equivalents, US Treasury and Agency securities.